Exhibit 10.2



                         CONSENT OF INDEPENDENT AUDITOR



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-71822) pertaining to the 1992 Stock Option Plan, of our report dated February 20, 2002, with respect to the consolidated financial statements of LanOptics Ltd. included in this Annual Report (Form 20-F/A3) for the year ended December 31, 2001.




                                                Yours Truly,

                                                /s/ KOST, FORER AND GABBAY
                                                --------------------------
January 23, 2003                                    Kost, Forer and Gabbay
Tel Aviv, Israel                                A Member of Ernst & Young Global